UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

Chesapeake Energy Corporation

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 28, 2024, Chesapeake held a virtual special meeting of Chesapeake’s stockholders (the “Special Meeting”) in connection with a proposed merger (the “Merger”) with Southwestern Energy Company, a Delaware corporation (“Southwestern”), as disclosed in Chesapeake’s definitive proxy statement filed with the Securities and Exchange Commission on May 17, 2024. As of April 22, 2024, the record date for the Special Meeting, there were 131,048,463 shares of Chesapeake common stock issued and outstanding. The final voting results are disclosed below.

1.	Stock Issuance Proposal. Stockholders approved of the issuance of Chesapeake’s common stock (the “Stock Issuance Proposal”) to the stockholders of Southwestern in connection with the Merger, with the affirmative vote of a majority of votes cast, in person or by proxy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,678,563	201,938	27,371	-0-

The consummation of the transactions contemplated by the proposed Merger with Southwestern, including the Stock Issuance Proposal, remains subject to regulatory clearance and the satisfaction of other customary closing conditions set forth in the Merger Agreement, as disclosed in the definitive proxy statement.

2.	Non-Binding Advisory Vote to Approve Named Executive Officer Compensation. Stockholders approved, in a non-binding advisory vote, the compensation that may be paid or become payable to Chesapeake’s named executive officers in connection with the transactions contemplated by the Merger, with the affirmative vote of a majority of the votes cast, in person or by proxy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,097,257	42,625,916	184,699	-0-

3.	Adjournment of the Special Meeting. Because there were sufficient votes approve the Stock Issuance Proposal, as set forth above, the vote to adjourn the Special Meeting was not necessary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Benjamin E. Russ
Benjamin E. Russ Executive Vice President – General Counsel and Corporate Secretary

Date:      June 18, 2024